UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-08050
The Asia Tigers Fund, Inc.
(Exact name of registrant as specified in charter)
345 Park Avenue
New York, NY 10154
(Address of principal executive offices) (Zip code)
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-583-5000
Date of fiscal year end: October 31, 2008
Date of reporting period: October 31, 2008
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

The Asia Tigers Fund, Inc.
December 26, 2008

Dear Fund Shareholder,

We are pleased to provide you with the audited financial statements of The Asia Tigers Fund, Inc. (the “Fund”) for the fiscal year ended October 31, 2008.

The Fund’s net asset value (“NAV”) closed at $13.22 on October 31, 2008, representing a decrease of 62.24% for the Fund’s fiscal year. The Fund underperformed its benchmark, the MSCI AC Asia Free ex-Japan*, which fell 59.1% during the same 12 month period. The Fund’s underperformance resulted largely from its underweight in defensive sectors amidst the market downturn, and its overweight in economically sensitive industries and small caps/mid caps in the region.

Asian markets experienced their most difficult, challenging year since 1997 as credit shocks, extreme volatility in commodities, and looming global recession fears — which became a stark reality by the 3rd quarter — all took a toll on the earnings outlook and investor risk appetite. It was the sharpest 12 month decline for Asian equity markets in over 10 years, basically matching the July 1997-1998 period, which was the steepest 12 months of losses during the Asian Financial Crisis.

The calendar year 2008 will be remembered as a time when the Asian region was rocked largely by external shocks, both financial and economic, a key difference from the 1997-98 currency/equity markets collapse which was self-inflicted. Initially, it appeared that stress in U.S. credit markets could be contained within sub-prime loans. However, the continuous drop in housing prices, rising joblessness, and other weakening data fed into steadily deteriorating asset quality, accelerating write-downs and eventually destroying investor confidence. The most extraordinary series of events occurred in September, when, within a 6 week period, several major financial institutions were effectively nationalized by the U.S. government, forced into mergers, or filed for bankruptcy. Among these, we believe that the Lehman Brothers bankruptcy was the most damaging, as investors’ losses effectively helped freeze credit markets and, we believe, basically ensured the U.S. and global economy would enter deep recessions. U.S. policy makers, lead by the Treasury and Federal Reserve, and via programs such as the $700 billion TARP (Troubled Asset Relief Program), have been working to unfreeze credit markets and re-start lending ever since.

Compounding Asia’s woes in 2008 were volatile commodity prices, which soared during the first half of the year, causing manufacturers’ costs to surge and fueling fears of rising inflation. By 3rd quarter, however, the increasingly grim economic outlook sparked a commodity price collapse, relieving inflation worries, only to be replaced by even greater concerns about global growth. Indeed, the repercussions for Asia from the events of 2008 continue to reverberate, and in our opinion seem all but certain to strike a significant blow to the region’s export-oriented economies over the next 6-12 months. The International Monetary Fund (“IMF”) has forecast that Asia’s Gross Domestic Product (“GDP”) growth will slow to 4.9% in 2009, down from an estimated 6% in 2008 and 7.6% in 2007 (for the global economy, the IMF is forecasting 1% growth). The region’s key vulnerability is its persistently high dependence on exports (greater than 30% of

GDP for most countries), which remains despite regional government efforts to stoke faster domestic demand over the past few years in order to foster more balanced growth.

Meanwhile, Asian governments are responding with unprecedented haste in rolling out their own fiscal stimulus packages as well as slashing interest rates. With China having been Asia’s growth engine in recent years, the impact of its huge stimulus measures, which include Rmb 4 trillion in infrastructure spending and over 100 basis points in rate cuts, is the most significant, and the one that investors are monitoring most closely. Indeed, how much the Chinese economy slows will play a large role in determining how resilient the region will be in next year’s slowdown. For most countries in Asia, over the past 5 years, China has accounted for 30-50% of their total exports. Forecasts for China’s 2009 GDP growth range from a very pessimistic 4-5% to as high as 10%.

For Asia-dedicated investors, this has been a very difficult year. Moreover, as we have highlighted, for 2009, we believe the region is clearly facing a sharp growth slowdown, with any recovery not expected until the 2nd half of the year at the earliest. Nevertheless, in our opinion, the outlook for equity investors is not as negative as current sentiment would suggest. We particularly want to highlight two points. First, whether speaking from a government, corporate, or household level, we believe that Asia ex-Japan is significantly under-geared. Since 1997, Asian companies’ aggregate debt/equity ratio has plunged from over 100% to the current 28%**. We are not implying there is no credit risk, and undoubtedly the current crisis is likely to be deep and protracted enough that some Asian companies, especially smaller ones, will experience financial difficulties. However, for the most part, the progress Asia has made over the past decade in improving balance sheets, cash flows, returns on capital — and on the government level — conducting more rational policy-making, does not appear to be factored in much, if at all, in share prices.

Second, in the wake of this year’s losses, from a valuation perspective, we believe Asian markets are currently trading at levels where the risk/reward trade-off is now as attractive as it has ever been. Valuation metrics including a historical price-to-earnings ratio of 7.5x, dividend yield of 4.4%, and price-to-book ratio of 1.2x have pierced previous all-time lows in terms of fundamental attractiveness as well as being greater than two standard deviations below their post-1991 historical average. Though sell-side analysts probably have further room to reduce their 2009 earnings estimates (having currently reduced forecasts by 25%), we believe that, given these extreme valuations, Asian markets are signaling they have already factored in the gloomy economic outlook and extreme earnings stress scenario.

In short, assuming that governments’ current stimulus efforts are effective and that global credit markets continue to heal, we believe Asian equities’ record low valuations should lead to markets recovering in 2009. While this year’s losses have been painful, we believe that buyers at current levels should be amply rewarded over the longer-term. We remain bullish on Asia’s long-term growth story.

2

On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to visit our website at www.blackstone.com or call our toll-free number, 1-866-800-8933.

Sincerely,
Prakash A. Melwani
Director and President
The Asia Tigers Fund, Inc.

 *  Please note that the MSCI AC Asia Free ex-Japan is an unmanaged index. Investors cannot directly invest in the index. The index does not reflect transaction costs or manager fees.

**  Source: FactSet Research Systems Inc.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.  There is no guarantee that the Fund’s or any other investment technique will be effective under all market conditions.

3

THE ASIA TIGERS FUND, INC.

Fundamental Periodic Repurchase Policy

The Fund has adopted the following fundamental policy regarding periodic repurchases:

a)	The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time (“Offers”). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.

b)	14 days prior to the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the “Repurchase Request Deadline”) by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.

c)	The date on which the repurchase price for shares is to be determined (the “Repurchase Pricing Date”) shall occur no later than the last Friday of each of the Fund’s first and third fiscal quarters, or the next business day if such day is not a business day.

d)	Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note E to the Financial Statements.)

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THE ASIA TIGERS FUND, INC.

October 31, 2008
Schedule of Investments

COMMON STOCKS (94.95% of net assets)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	China	14.08%
	Advertising Sales	0.55%
16,500	Focus Media Holding, Ltd. ADR+		$396,296	$305,745

	Chemicals – Fibers	0.24%
714,000	Fibrechem Technologies, Ltd.		180,159	132,320

	Commercial Banks – Non-US	2.28%
2,790,000	Industrial & Commercial Bank of China, Ltd.		1,845,017	1,274,326

	Electrical Machinery	0.60%
6,638,000	Chongqing Machinery and Electric Co., Ltd.+		478,395	334,022

	Life/Health Insurance	1.70%
361,000	China Life Insurance Co., Ltd.		1,082,183	947,861

	Machinery – Construction & Mining	0.39%
718,000	China National Materials Co., Ltd.+		242,430	218,630

	Machinery – Material Handling	0.96%
861,200	Shanghai Zhenhua Port Machinery Co., Ltd. Class B		452,140	535,666

	Oil Companies – Integrated	1.26%
5,379	China Petroleum and Chemical Corp. ADR		327,324	349,796
480,000	PetroChina Co., Ltd.		538,124	353,012

			865,448	702,808

	Real Estate – Operations & Development	0.84%
806,986	China Vanke Co., Ltd. Class B		476,973	471,669

	Retail – Regional Department Store	0.45%
484,000	Golden Eagle Retail Group, Ltd.		250,657	249,792

	Schools	0.78%
6,829	New Oriental Education & Technology Group, Inc. ADR+		447,960	436,714

	Telecommunications Equipment	1.09%
276,500	ZTE Corp.		858,362	606,481

	Telecommunications Services	1.34%
1,470,000	China Communications Services Corp., Ltd.		906,634	751,079

	Transport – Services	1.23%
30,600	NetEase.com, Inc. ADR+		613,754	688,500

	Utilities – Electric & Gas	0.37%
422,000	Huaneng Power International, Inc.		306,645	205,271

	Total China		9,403,053	7,860,884

5

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	October 31, 2008

COMMON STOCK (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Hong Kong	20.07%
	Apparel Manufacturers	0.66%
30,500	Esprit Holdings, Ltd.		$46,788	$169,216
178,000	Ports Design, Ltd.		320,374	200,956

			367,162	370,172

	Cellular Telecommunications	4.12%
240,100	China Mobile, Ltd.		1,058,880	2,100,366
4,550	China Mobile, Ltd. ADR		246,514	199,699

			1,305,394	2,300,065

	Commercial Banks – Non-US	0.35%
42,000	Wing Hang Bank, Ltd.		300,355	194,544

	Diversified Operations	2.67%
315,000	Beijing Enterprises Holdings, Ltd.		1,082,539	1,219,284
51,381	Hutchison Whampoa, Ltd.		199,162	271,806

			1,281,701	1,491,090

	Finance – Other Services	0.65%
37,100	Hong Kong Exchanges & Clearing, Ltd.		376,097	362,601

	Heavy Industry	1.06%
163,000	Cheung Kong Infrastructure Holdings, Ltd.		691,868	589,921

	Information Technology	0.39%
738,000	Ju Teng International Holdings, Ltd.+		341,449	219,007

	Insurance	1.93%
469,000	China Insurance International Holdings Co., Ltd.		924,338	1,077,125

	Oil Companies – Exploration & Production	1.20%
2,241,800	CNPC Hong Kong, Ltd.		811,556	668,162

	Real Estate – Operations & Development	1.85%
104,700	Cheung Kong Holdings, Ltd.		845,018	980,070
12,000	Henderson Land Development Co., Ltd.		69,648	41,959
200,000	SRE Group, Ltd.		9,098	9,806

			923,764	1,031,835

	Retail – Restaurants	0.92%
330,000	Cafe De Coral Holdings, Ltd.		297,250	515,196

	Telecommunications	0.59%
234,000	China Unicom, Ltd.		406,530	332,110

	Telecommunications Equipment	0.86%
130,000	VTech Holdings, Ltd.		632,511	481,391

	Textiles-Cotton	0.68%
2,736,000	Shenzhou International Group		675,799	381,253

6

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	October 31, 2008

COMMON STOCK (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Hong Kong (continued)
	Transport – Services	0.11%
70,000	Integrated Distribution Services Group, Ltd.		$125,644	$58,706

	Transportation	0.82%
210,000	MTR Corp., Ltd.		672,119	455,199

	Utilities – Electric & Gas	1.21%
127,000	Hong Kong Electric Holdings, Ltd.		751,921	675,928

	Total Hong Kong		10,885,458	11,204,305

	India	13.20%
	Applications Software	1.27%
25,492	Infosys Technologies, Ltd.		294,705	712,255

	Banks	0.78%
21,050	HDFC Bank, Ltd.		549,918	435,750

	Beverages – Alcoholic	1.15%
35,850	United Spirits, Ltd.		606,308	643,415

	Beverages – Non-Alcoholic	0.46%
24,942	Tata Tea, Ltd.		418,472	254,792

	Commercial Banks – Non-US	1.89%
46,925	State Bank of India		1,062,279	1,052,847

	Consumer Staples	0.70%
51,450	Colgate-Palmolive (India), Ltd.		392,964	392,872

	Diversified Financial Services	0.65%
178,500	Power Finance Corp.		426,624	361,873

	Electric – Integrated	1.38%
55,150	Tata Power Co., Ltd.		1,100,960	769,144

	Engineering/Research & Development Services	0.41%
16,550	Texmaco, Ltd.		472,306	230,562

	Finance – Other Services	0.69%
329,200	Infrastructure Development Finance Co., Ltd.		390,385	384,122

	Motorcycles/Motor Scooters	0.77%
38,950	Bajaj Auto, Ltd.		390,481	429,238

	Oil Refining & Marketing	1.67%
33,654	Reliance Industries, Ltd.		451,818	932,886

	Power Conversion & Supply Equipment	1.38%
29,668	Bharat Heavy Electricals, Ltd.		468,642	768,908

	Total India		7,025,862	7,368,664

7

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	October 31, 2008

COMMON STOCK (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Indonesia	2.72%
	Building & Construction – Miscellaneous	0.12%
14,529,000	PT Duta Graha Indah TBK		$299,325	$66,647

	Coal	0.51%
560,500	PT Tambang Batubara Bukit Asam TBK		339,242	281,535

	Commercial Banks – Non-US	1.10%
2,481,000	PT Bank Central Asia TBK		686,907	614,560

	Food – Miscellaneous/Diversified	0.42%
2,353,500	PT Indofood Sukses Makmur TBK		334,551	235,350

	Telecommunications Services	0.57%
645,500	PT Telekomunikasi Indonesia TBK		534,708	319,789

	Total Indonesia		2,194,733	1,517,881

	Malaysia	3.02%
	Casino Hotels	1.07%
859,400	Resorts World BHD		562,831	600,201

	Commercial Banks – Non-US	0.66%
213,400	Bumiputra – Commerce Holdings BHD		266,648	366,584

	Consumer Discretionary	0.64%
107,500	Tanjong PLC		304,292	357,223

	Rubber and Vinyl	0.65%
342,000	Top Glove Corp. BHD		513,152	364,055

	Total Malaysia		1,646,923	1,688,063

	Singapore	6.89%
	Commercial Banks – Non-US	1.18%
89,100	DBS Group Holdings, Ltd.		579,163	661,690

	Computers – Integrated Systems	0.96%
1,212,000	CSE Global, Ltd.		834,772	534,982

	Diversified Operations	0.51%
94,000	Keppel Corp., Ltd.		338,391	283,793

	Real Estate – Operations & Development	0.42%
189,500	Keppel Land, Ltd.		142,823	236,252

	REITS – Diversified	0.58%
487,000	CapitaCommercial Trust		350,491	321,626

	Schools	0.79%
1,176,000	Raffles Education Corp., Ltd.		522,023	439,841

8

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	October 31, 2008

COMMON STOCK (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Singapore (continued)
	Telecommunications Services	0.96%
326,840	Singapore Telecommunications, Ltd.		$466,545	$535,226

	Transportation – Marine	0.93%
1,612,000	Ezra Holdings, Ltd.		448,570	521,437

	Water Treatment Systems	0.56%
297,000	Hyflux, Ltd.		588,635	312,231

	Total Singapore		4,271,413	3,847,078

	South Korea	16.96%
	Building & Construction – Miscellaneous	0.10%
1,165	GS Engineering & Construction Corp.		26,346	54,146

	Cellular Telecommunications	1.60%
5,621	SK Telecom Co., Ltd.		1,045,667	892,602

	Chemicals	0.31%
2,889	LG Chem, Ltd.		231,893	172,317

	Diversified Financial Services	2.68%
20,821	KB Financial Group, Inc.+		437,925	516,110
40,380	Shinhan Financial Group Co., Ltd.		651,039	979,042

			1,088,964	1,495,152

	Electric Products – Miscellaneous	0.71%
5,440	LG Electronics, Inc.		482,107	398,218

	Electronic Components – Semiconductors	4.79%
6,448	Samsung Electronics Co., Ltd.		1,899,226	2,672,203

	Engineering – Internal Combustion	0.30%
14,011	Hyunjin Materials Co., Ltd.		218,571	167,683

	Metal Processors & Fabrication	0.71%
8,281	Taewoong Co., Ltd.		738,061	397,067

	Non-Ferrous Metals	0.30%
3,415	Korea Zinc Co., Ltd.		94,607	167,715

	Property & Casualty Insurance	0.97%
47,360	LIG Insurance Co., Ltd.		667,763	539,287

	Retail – Discount	0.69%
1,111	Shinsegae Co., Ltd.		312,927	384,691

	Retail – Miscellaneous/Diversified	0.53%
8,872	GS Home Shopping, Inc.		251,441	298,952

	Shipbuilding	0.50%
18,780	Samsung Heavy Industries Co., Ltd.		245,369	282,220

9

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	October 31, 2008

COMMON STOCK (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	South Korea (continued)
	Steel – Producers	1.90%
3,777	POSCO		$409,027	$1,059,122

	Web Portals & Internet Service Providers	0.87%
4,661	NHN Corp.+		403,851	487,059

	Total South Korea		8,115,820	9,468,434

	Taiwan	14.40%
	Building Products – Cement & Aggregates	0.50%
20,280	Asia Cement Corp.		30,277	11,928
520,000	Taiwan Cement Corp.		294,158	267,233

			324,435	279,161

	Cellular Telecommunications	0.54%
217,000	Taiwan Mobile Co., Ltd.		347,948	300,672

	Computers	2.66%
362,000	Acer, Inc.		755,451	471,398
326,884	Advantech Co., Ltd.		370,818	458,871
46,600	HTC Corp.		702,212	555,965

			1,828,481	1,486,234

	Diversified Financial Services	0.90%
677,000	Chinatrust Financial Holding Co., Ltd.		190,905	193,766
505,000	Fubon Financial Holding Co., Ltd.		299,223	306,223

			490,128	499,989

	Electronic Components – Miscellaneous	2.06%
473,810	Hon Hai Precision Industry Co., Ltd.		897,357	1,149,240

	Metal Processors & Fabrication	0.91%
150,375	Shin Zu Shing Co., Ltd.		652,573	510,636

	Power Conversion & Supply Equipment	1.03%
252,607	Delta Electronics, Inc.		563,383	574,411

	Semiconductor Components – Integrated Circuits	5.28%
456,000	Siliconware Precision Industries Co.		447,971	468,685
1,600,083	Taiwan Semiconductor Manufacturing Co., Ltd.		2,528,680	2,328,627
18,250	Taiwan Semiconductor Manufacturing Co., Ltd. ADR		181,496	150,745

			3,158,147	2,948,057

	Telecommunications Services	0.52%
177,000	Chunghwa Telecom Co., Ltd.		271,386	291,937

	Total Taiwan		8,533,838	8,040,337

10

THE ASIA TIGERS FUND, INC.

Schedule of Investments (continued)	October 31, 2008

COMMON STOCK (continued)
NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS	COST	VALUE

	Thailand	3.61%
	Building – Residential/Commercial	0.20%
4,400,000	Quality Houses PCL		$207,113	$112,901

	Cellular Telecommunications	1.04%
279,600	Advanced Info Service PCL		754,406	581,919

	Coal	0.38%
45,200	Banpu PCL – Foreign		214,258	210,053

	Commercial Banks – Non-US	1.24%
85,800	Kasikornbank PCL		196,014	122,309
155,200	Kasikornbank PCL – Foreign		361,766	221,240
232,805	Siam Commercial Bank PCL		79,340	348,461

			637,120	692,010

	Oil Companies – Exploration & Production	0.75%
171,600	PTT Exploration & Production PCL		279,979	420,744

	Total Thailand		2,092,876	2,017,627

	TOTAL COMMON STOCKS		54,169,976	53,013,273

EXCHANGE TRADED FUNDS (1.18% of net assets)
	Hong Kong	1.14%
625,000	iShares Asia Trust – iShares FTSE/Xinhua A50 China Tracker+		652,535	635,447

	Total Hong Kong		652,535	635,447

	South Korea	0.04%
2,200	Mirae Assets Maps TIGER 200 ETF+		25,460	25,043

	Total South Korea		25,460	25,043

	TOTAL EXCHANGE TRADED FUNDS		677,995	660,490

INVESTMENT COMPANIES (0.35% of net assets)
	United States	0.35%
8,950	Morgan Stanley China A Share Fund		222,165	194,931

	Total United States		222,165	194,931

	TOTAL INVESTMENT COMPANIES		222,165	194,931

11

THE ASIA TIGERS FUND, INC.

October 31, 2008
Schedule of Investments (concluded)

NUMBER		PERCENT OF
OF SHARES	SECURITY	NET ASSETS		COST	VALUE

WARRANTS (0.00% of net assets)
	Hong Kong	0.00%	*
	Building & Construction – Miscellaneous	0.00%
52,571	China State Construction International Holdings, Ltd. (expiration date 02/27/09)			$0	$68

	Total Hong Kong			0	68

	TOTAL WARRANTS			0	68

REPURCHASE AGREEMENT (5.61% of net assets)
PRINCIPAL		PERCENT OF
AMOUNT	SECURITY	NET ASSETS		COST	VALUE

	United States	5.61%
	Commercial Banks
$3,133,156	State Street Bank, 0.05% dated 10/31/08, due 11/03/08, proceeds at maturity $3,133,169 (Collateralized by $3,075,000 Federal Home Loan Bank, 4.125%, due 11/19/08, Market Value $3,134,002)			$3,133,156	$3,133,156

	Total United States			3,133,156	3,133,156

	TOTAL REPURCHASE AGREEMENT			3,133,156	3,133,156

	TOTAL INVESTMENTS++	102.09%		$58,203,292	57,001,918

	LIABILITIES IN EXCESS OF OTHER ASSETS	(2.09)%			(1,169,290)

	NET ASSETS	100.00%			$55,832,628

This Schedule of Investments reflects each company’s country of domicile. The companies may also be subject to the risks of other countries.

Footnotes and Abbreviations

ADR	American Depository Receipt
*	Less than 0.01%
+	Non-Income producing security.
++	As of October 31, 2008, the aggregate cost for federal income tax purposes was $59,049,675. The aggregate gross unrealized appreciation (depreciation) for all securities were as follows:

Excess of value over tax cost	$6,811,226
Excess of tax cost over value	(8,858,983)

$(2,047,757)

These temporary differences in book and tax cost are due to wash sale loss deferrals and cumulative mark to market of passive foreign investment companies.

See accompanying notes to financial statements.

12

THE ASIA TIGERS FUND, INC.

October 31, 2008
Statement of Assets and Liabilities

ASSETS
Investments, at value (cost $58,203,292)	$57,001,918
Cash (including $778,897 of foreign currency holdings with a cost of $797,671)	1,257,614
Receivables:
Securities sold	1,249,561
Dividends	7,925
Prepaid expenses	7,969

Total Assets	59,524,987

LIABILITIES
Payable for securities purchased	3,147,415
Due to Investment Manager	119,264
Deferred foreign withholding taxes payable	79,590
Due to Administrator	23,853
Due to Directors	4,485
Accrued expenses	317,752

Total Liabilities	3,692,359

Net Assets	$55,832,628

NET ASSET VALUE PER SHARE ($55,832,628/4,223,151 shares issued and outstanding)	$13.22

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 20,514,984 shares issued (100,000,000 shares authorized)	$20,515
Paid-in capital	217,100,899
Cost of 16,291,833 shares repurchased	(167,489,265)
Accumulated net investment loss	(13,350)
Accumulated net realized gain on investments	7,522,220
Net unrealized depreciation in value of investments and on translation of other assets and liabilities denominated in foreign currencies (net of deferred foreign withholding taxes of $79,590)	(1,308,391)

$55,832,628

13

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Operations
For the Year Ended
October 31, 2008

Investment Income
Dividends (net of taxes withheld of $201,662)		$2,226,774
Interest		31,005

Total Investment Income		2,257,779

Expenses
Management fees	1,133,488
Administration fees	226,697
Custodian fees	225,103
Legal fees	150,554
Insurance	133,135
Audit and tax fees	124,636
Printing	110,000
Directors’ fees	43,800
Transfer agent fees	26,579
NYSE fees	21,260
Tax expense	14,019
ICI fees	2,797
Miscellaneous	31,016

Total Expenses		2,243,084

Net Investment Income		14,695

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Holdings and Translation of Other Assets and Liabilities Denominated in Foreign Currencies:
Net realized gain (loss) from:
Security transactions (net of capital gains tax of $176,475 and refund of prior year gains tax paid of $43,452)		7,662,287
Foreign currency related transactions		(429,784)

		7,232,503
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies (net of decrease in deferred foreign withholding taxes of $1,333,564)		(104,415,147)

Net realized and unrealized loss on investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies		(97,182,644)

Net decrease in net assets resulting from operations		$(97,167,949)

14

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Statement of Changes in Net Assets

	For the Year	For the Year
	Ended	Ended
	October 31, 2008	October 31, 2007

INCREASE (DECREASE) IN NET ASSETS
Operations
Net investment income/(loss)	$14,695	$(283,965)
Net realized gain on investments and foreign currency related transactions	7,232,503	17,453,089
Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in foreign currencies	(104,415,147)	62,407,643

Net increase/(decrease) in net assets resulting from operations	(97,167,949)	79,576,767

Distribution to shareholders
Long term capital gains ($0.52 and $0.00 per share, respectively)	(2,433,284)	—

Decrease in net assets resulting from distributions	(2,433,284)	—

Capital Share Transactions
Shares repurchased under Repurchase Offers (456,241 and 265,535 shares, respectively) (net of repurchase fees of $232,908 and $152,386 respectively) (including expenses of $170,483 and $91,553 respectively)	(11,582,953)	(7,559,674)

Net decrease in net assets resulting from capital share transactions	(11,582,953)	(7,559,674)

Total increase (decrease) in net assets	(111,184,186)	72,017,093

NET ASSETS
Beginning of period	167,016,814	94,999,721

End of period	$55,832,628	$167,016,814

15

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights

For a Share Outstanding throughout Each Period

	For the Year	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended	Ended
	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2006	Oct. 31, 2005	Oct. 31, 2004

Per Share Operating Performance
Net asset value, beginning of period	$35.69	$19.21	$13.44	$10.98	$10.62

Net investment income (loss)[1]	—	(0.06)	—	0.06	0.07
Net realized and unrealized gains (losses) on investments, foreign currency holdings, and translation of other assets and liabilities denominated in foreign currencies[2]	(21.96)	16.53	5.77	2.38	0.35

Net increase (decrease) from investment operations	(21.96)	16.47	5.77	2.44	0.42

Less dividends and distributions:
Dividends from net investment income	—	—	—	—	(0.07)

Distributions from net capital gains	(0.52)	—	—	—	—

Total dividends and distributions	(0.52)	—	—	—	(0.07)

Capital share transactions
Anti-dilutive effect of Repurchase Offer	0.01	0.01	—	0.02	0.01

Total capital share transactions	0.01	0.01	—	0.02	0.01

Net asset value, end of period	$13.22	$35.69	$19.21	$13.44	$10.98

Per share market value, end of period	$11.97	$32.86	$18.55	$12.91	$10.02

Total Investment Return[3]
Based on Market Value	(62.86)%	77.14%	43.69%	28.84%	(2.13)%

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$55,833	$167,017	$95,000	$76,761	$77,029
Ratios of expenses to average net assets	1.99%	1.90%	2.20%	2.08%	1.99%
Ratios of net investment income (loss) to average net assets	0.01%	(0.24)%	—[4]	0.49%	0.65%
Portfolio turnover	82.83%	31.53%	36.44%	40.79%	39.79%

See page 17 for footnotes.

16

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Financial Highlights (concluded)

For a Share Outstanding throughout Each Period

[1]	Based on average shares outstanding throughout the period.
[2]	Net of deferred foreign withholding taxes of $0.03, $0.02, $0.01, $0.03, and less than $0.01 per share for the years ended October 31, 2008, October 31, 2007, October 31, 2006, October 31, 2005, and October 31, 2004, respectively.
[3]	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized. Past performance is not a guarantee of future results.
[4]	Less than 0.01%.

17

See accompanying notes to financial statements.

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements	October 31, 2008

NOTE A: ORGANIZATION

The Asia Tigers Fund, Inc. (the “Fund”) was incorporated in Maryland on September 23, 1993 and commenced operations on November 29, 1993. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end management investment company. The Fund’s investment objective is long-term capital appreciation, which it seeks to achieve by investing primarily in equity securities of Asian companies.

NOTE B: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”), which are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates and those differences could be significant.

Significant accounting policies are as follows:

Portfolio Valuation. Investments are stated at value in the accompanying financial statements. In valuing the Fund’s assets, all securities for which market quotations are readily available are generally valued:

(i)	at the last sales price prior to the time of determination if there was a sale on the date of determination,

(ii)	at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available, and

(iii)	at the last available closing price if no bid or asked price is available on such date.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. All other securities and assets are carried at fair value as determined in good faith by, or under the direction of, the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

Repurchase Agreements. The Fund may enter into repurchase agreements, whereby securities are purchased from a counterparty under an agreement to resell them at a future date at the same price plus

18

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2008

accrued interest. The Fund is exposed to credit risk on repurchase agreements to the extent that the counterparty defaults on its obligation to repurchase the securities, and the market value of such securities held by the Fund, including any accrued interest or dividends on such securities, is less than the face amount of the repurchase agreement plus accrued interest.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date. The collectibility of income receivable from foreign securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

Tax Status. No provision is made for U.S. federal income or excise taxes as it is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its stockholders which will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended October 31, 2008, was as follows:

Ordinary income	$0
Long-term capital gain	2,433,284

Total	$2,433,284

At October 31, 2008, the Fund had tax basis undistributed long-term capital gains of $8,355,253.

During the year ended October 31, 2008, the Fund reduced accumulated net investment income by $28,045, increased accumulated net realized gain by $557,348 and reduced paid-in capital by $529,303. These reclassifications were the result of permanent tax differences relating to net operating losses, foreign currency losses, capital gains taxes, and investments in passive foreign investment companies. Net assets were not affected by these reclassifications.

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (“FIN 48”).

19

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2008

FIN 48 establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns, including whether an entity is taxable in a particular jurisdiction, and requires certain expanded tax disclosures. FIN 48 permits the recognition of the benefit of an uncertain tax position only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund adopted the provisions of FIN 48 on April 30, 2008 (the last business day of the semi-annual reporting period). Management has reviewed the Fund’s tax positions for all open tax years and has concluded that adoption has had no effect on the Fund’s financial position or results of operations. At October 31, 2008, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)	value of investment securities, assets and liabilities at the current rates of exchange on the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for U.S. federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange rates. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, as well as the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

Distribution of Income and Gains. The Fund intends to distribute annually to stockholders substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a federal excise tax.

20

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2008

Distributions to stockholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified at the end of each fiscal year within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE C: MANAGEMENT, INVESTMENT ADVISORY, ADMINISTRATIVE SERVICES AND DIRECTORS

Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”), an affiliate of The Blackstone Group L.P. (“Blackstone”), serves as the Fund’s Investment Manager under the terms of a management agreement dated February 24, 2006 (the “Management Agreement”). Pursuant to the Management Agreement, Blackstone Advisors supervises the Fund’s investment program and is responsible on a day-to-day basis for investing the Fund’s portfolio in accordance with its investment objective and policies. For its services, Blackstone Advisors receives monthly fees at an annual rate of: (i) 1.00% for the first $500,000,000 of the Fund’s average weekly net assets; (ii) 0.95% for the next $500,000,000 of the Fund’s average weekly net assets; and (iii) 0.90% of the Fund’s average weekly net assets in excess of $1,000,000,000. For the year ended October 31, 2008, the Fund incurred a total of $1,133,488 in management fees to Blackstone Advisors.

Blackstone Advisors also serves as the Fund’s Administrator pursuant to an administration agreement dated January 1, 2006. Blackstone Advisors provides certain administrative services to the Fund. For its services, Blackstone Advisors receives a fee that is computed monthly and paid quarterly at an annual rate of: (i) 0.20% of the value of the Fund’s average monthly net assets for the first $1,500,000,000 of the Fund’s average monthly net assets and (ii) 0.15% of the value of the Fund’s average monthly net assets in excess of $1,500,000,000 of the Fund’s average monthly net assets. For the year ended October 31, 2008, the Fund incurred $226,697 in administrative fees to Blackstone Advisors. Blackstone Advisors subcontracts certain of these services to PNC Global Investment Servicing (U.S.) Inc.

The Fund pays each of its Directors who is not a director, officer or employee of the Investment Manager or any affiliate thereof an annual fee of $5,000 plus $1,000 for each in-person Board of Directors meeting and $250 for each telephonic Board of Directors meeting attended. The Chairman of the Board also receives an annual fee of $2,500. In addition, the Fund reimburses all Directors for travel and out-of-pocket expenses

21

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2008

incurred in connection with Board of Directors meetings. For the year ended October 31, 2008, the Fund incurred $43,800 in Directors’ fees.

NOTE D: PORTFOLIO ACTIVITY

Aggregate purchases and sales of securities other than short-term obligations totaled $92,430,373 and $107,908,267, respectively, for the year ended October 31, 2008.

NOTE E: SEMI-ANNUAL REPURCHASE OFFERS

In January 2002, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an “interval fund” structure pursuant to Rule 23c-3 under the 1940 Act. Stockholders of the Fund subsequently approved the policy at the Special Meeting of Stockholders held on April 26, 2002. As an interval fund, the Fund makes periodic repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer will be established by the Fund’s Board of Directors shortly before the commencement of each offer, and will be between 5% and 25% of the Fund’s then outstanding shares.

Under the Fund’s original policy, the Fund conducted quarterly repurchase offers. This policy was amended at the February 23, 2007 Annual Meeting of Stockholders to provide that the Fund will from that date forward conduct repurchase offers on a semi-annual, rather than on a quarterly, basis.

During the year ended October 31, 2008, the results of the periodic repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #19	Offer #20
Commencement Date	December 21, 2007	June 20, 2008

Expiration Date	January 11, 2008	July 11, 2008

Repurchase Offer Date	January 18, 2008	July 18, 2008

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	648,516.6861	704,314.4616

Final Pro-ration Odd Lot Shares	70,544.4575	54,626.0469

Final Pro-ration Non-Odd Lot Shares	163,425.5425	167,644.9531

% of Non-Odd Lot Shares Accepted	28.2760%	25.8039%

Shares Accepted for Tender	233,970	222,271

Net Asset Value as of Repurchase Offer Date ($)	28.55	22.34

Repurchase Fee per Share ($)	0.5710	0.4468

Repurchase Offer Price ($)	27.9790	21.8932

Repurchase Fee ($)	133,597	99,311

Expenses ($)	86,665	83,818

Total Cost ($)	6,632,912	4,950,041

22

THE ASIA TIGERS FUND, INC.

Notes to Financial Statements (continued)	October 31, 2008

During the year ended October 31, 2007, the results of the periodic repurchase offers were as follows:

	Repurchase	Repurchase
	Offer #17	Offer #18
Commencement Date	December 22, 2006	June 22, 2007

Expiration Date	January 12, 2007	July 13, 2007

Repurchase Offer Date	January 19, 2007	July 20, 2007

% of Issued and Outstanding Shares of Common Stock	5%	5%

Shares Validly Tendered	19,251.0000	641,216.4147

Final Pro-ration Odd Lot Shares	no proration	50,101.5740

Final Pro-ration Non-Odd Lot Shares	no proration	591,114.8407

% of Non-Odd Lot Shares Accepted	no proration	33.1885%

Shares Accepted for Tender	19,251	246,284

Net Asset Value as of Repurchase Offer Date ($)	21.39	29.27

Repurchase Fee per Share ($)	0.4278	0.5853

Repurchase Offer Price ($)	20.9622	28.6847

Repurchase Fee ($)	8,236	144,150

Expenses ($)	78,293	13,260

Total Cost ($)	481,836	7,077,838

23

THE ASIA TIGERS FUND, INC.

October 31, 2008
Notes to Financial Statements (concluded)

NOTE F: CONCENTRATION OF RISKS

At October 31, 2008, substantially all of the Fund’s assets were invested in Asian securities. The Asian securities markets are, among other things, substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisitions and dispositions of Asian securities involve special risks and considerations not present with respect to U.S. securities.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibilities of political or economic instability, the fact that foreign securities markets may be smaller and less developed and the fact that securities, tax and corporate laws may have only recently developed or are in developing stages, and laws may not exist to cover all contingencies or to protect investors adequately.

NOTE G: OTHER

In the normal course of business, the Fund may enter into contracts that contain a variety of representations and warranties which may provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.

NOTE H: RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements.” (“SFAS No. 157”) This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2008, the Fund does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the Statement of Changes in Net Assets for a fiscal period.

24

THE ASIA TIGERS FUND, INC.

Report of Independent Registered
Public Accounting Firm

To the Board of Directors and Shareholders of
The Asia Tigers Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Asia Tigers Fund, Inc. (the “Fund”) at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 18, 2008

25

THE ASIA TIGERS FUND, INC.

The following sections of this Annual Report are not a part of the audited financial statements.
Continuation of the Management Agreement

Approval of Continuation of Management Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Fund’s Board of Directors, including a majority of its Directors who are not affiliated with the Fund’s investment adviser (the “Independent Directors”) voting separately, approve the Fund’s advisory agreement and the related fees for its initial term of two years and on an annual basis thereafter at a meeting called for the purpose of voting on the agreement’s approval or continuation. At a meeting held in person on October 28, 2008, the Board, including the Independent Directors, considered the continuation of the management agreement (the “Management Agreement”) dated February 24, 2006 between the Fund and Blackstone Asia Advisors L.L.C. (“Blackstone Advisors”). At the meeting, the Board, including the Independent Directors, unanimously approved the continuation of the Management Agreement for an additional one-year term through December 31, 2009. In making this decision, the Independent Directors were represented by independent counsel (“independent counsel”) who assisted them in their deliberations prior to and during the Board meeting and in an executive session with just the Independent Directors and their independent counsel present. The Board of Directors also approved the continuation of the administration agreement dated January 1, 2006 between the Fund and Blackstone Advisors, pursuant to which Blackstone Advisors serves as the Fund’s administrator.

In considering the continuation of the Management Agreement, the Independent Directors, through their independent counsel, requested and received information from Blackstone Advisors, which included, among other things, information about Blackstone Advisors’ business, personnel and operations, services, compensation from and other benefits from its relation with the Fund and compliance activities. The materials provided by Blackstone Advisors also included information regarding the Fund’s investment performance and expenses compared to those of other funds with investment objectives and policies similar to those of the Fund and to the Fund’s comparative index as well as an analysis of the profitability of the investment advisory relationship to Blackstone Advisors. Fund counsel provided the Board a memorandum outlining its legal duties. Independent counsel provided a memorandum to the Independent Directors outlining their responsibilities with respect to approval of the Management Agreement. This information supplemented the information received by the Board at meetings throughout the past year and the Directors’ general knowledge and familiarity with the Fund, including their knowledge and familiarity with the investment management capabilities of Blackstone Advisors and the scope and quality of its services to the Fund.

In considering the continuation of the Management Agreement, the Board considered the following factors, among others:

1. The qualifications of Blackstone Advisors, including the nature, extent and quality of the services to be provided and the investment performance of the Fund and Blackstone Advisors. The Directors reviewed the services that Blackstone Advisors provides to the Fund, including, but not limited to, making the day-to-

26

THE ASIA TIGERS FUND, INC.

Continuation of the Management Agreement (continued)

day decisions for investing the Fund’s assets in accordance with the Fund’s objectives and policies and investment restrictions, subject to the supervision and direction of the Board. Blackstone Advisors also makes available research and statistical data to the Fund and monitors the performance of the Fund’s outside service providers, including the Fund’s sub-administrator, transfer agent and custodian.

In addition, the Directors considered the education, background and experience of the personnel and management teams at Blackstone Advisors, and in particular, the performance record of Punita Kumar-Sinha, the Fund’s portfolio manager. The Board also considered the experience and performance record of the Fund’s Associate Portfolio Manager, Greg Miller. Among other things, they took into consideration the favorable history of Ms. Kumar-Sinha and Mr. Miller for the Fund. The Directors also discussed at length Blackstone Advisors’ employee turnover, compensation and budget structure and its ability and efforts to attract and retain quality and experienced personnel. They discussed at length the quality of the support provided by Blackstone Advisors and its affiliates to the Fund. The Directors also discussed Blackstone Advisors’ investment outlook for the Fund and relevant financial and capital markets.

The Directors reviewed the past investment performance of the Fund and Blackstone Advisors as well as the past investment performance of the Fund’s peers. In particular, the Directors focused on the analysis of the Fund’s performance in the materials provided by Blackstone Advisors, noting that the Fund’s performance was comparable to that of its peer group, and that the Fund outperformed its benchmark, the MSCI AC Asia ex-Japan Index, over the three-year and five-year periods ending September 30, 2008. Further, the Fund’s performance was strong over each of those periods in absolute terms. The Fund underperformed its benchmark for the one year period ending September 30, 2008 by approximately 3.57%. In assessing the Fund’s performance for the one-year period ending September 30, 2008 the Board took into consideration the extraordinary market conditions during this period. The Board also noted that for the one-year period ended September 30, 2008 and the period commencing on June 30, 1999, the date Ms. Kumar-Sinha became the Fund’s portfolio manager, and ended September 30, 2008, the Fund slightly underperformed its benchmark and the Board considered the explanation for such performance provided by Blackstone Advisors. The Directors recognized that past performance is not an indicator of future performance, but concluded that Blackstone Advisors has appropriate expertise to continue to manage the Fund in accordance with its investment objectives and strategies under current and anticipated market conditions.

2. The reasonableness of the advisory fees. The Directors considered the costs of the services provided by Blackstone Advisors. As part of their analysis, the Directors gave substantial consideration to the comparisons of fees and expense ratios of the Fund as described in the materials provided by Blackstone Advisors. Under the Management Agreement, the Fund pays to Blackstone Advisors a monthly fee at an annual rate of: (i) 1.00% of the Fund’s average weekly net assets for the first $500,000,000; (ii) 0.95% of the Fund’s average weekly net assets for the next $500,000,000; and (iii) 0.90% of the Fund’ average weekly net assets in excess of $1,000,000,000.

27

THE ASIA TIGERS FUND, INC.

Continuation of the Management Agreement (continued)

In reviewing the investment advisory fees, the Directors reviewed the advisory fee and noted that the Fund’s fee is equal to or higher than those of the funds in its peer group. The Directors also noted that the Fund on a twelve month trailing basis through September 30, 2008 had the highest expense ratio among the funds in its peer group, in part reflecting its small size. The Directors considered the other benefits to Blackstone Advisors and its affiliates from the relationship with the Fund, including, among others, the administration fees paid to Blackstone Advisors. Further, the Directors considered the extent to which Blackstone Advisors believes economies of scale may be realized if the Fund grows and whether the fee levels reflect economies of scale for the benefit of the Fund’s stockholders, noting that the fee structure would have the effect of lowering the Fund’s fees paid at certain asset levels. The Board determined that the current amount and structure of the fee is appropriate in light of the nature, quality and scope of the investment advisory services provided by Blackstone Advisors to the Fund.

3. The operating expenses of the Fund. The Directors reviewed the operating expenses of the Fund, on an absolute basis and as compared to those of its peer group. The Directors noted that, as described in the materials provided by Blackstone Advisors, the annualized expense ratio had slightly decreased in 2007 as compared to 2006. The Directors concluded that the expenses of the Fund have been reasonable.

4. Portfolio transactions. The Directors discussed the policies and practices of the Fund and Blackstone Advisors in effecting portfolio transactions. The Directors considered the Fund’s general policies with respect to brokerage commissions, including payment levels, allocation policies among clients and use of soft dollars, as described in the materials provided by Blackstone Advisors, and discussed whether the transactions were carried out competently and within the scope of applicable governmental and Fund policy limitations. The Directors also discussed transactions with affiliates, portfolio turnover rates, the recapture of brokerage commissions and the consideration of research services in placing portfolio transactions. The Directors took into consideration other benefits derived by Blackstone Advisors in connection with the Management Agreement, noting particularly that Blackstone Advisors does not use soft dollars in connection with portfolio transactions for the Fund. Although it may receive unsolicited proprietary research reports from brokers that execute transactions for the Fund, Blackstone Advisors advised the Board that brokers are not selected based on this research.

5. Blackstone Advisors’ management of other funds and other investments and fees paid. The Directors discussed Blackstone Advisors’ management of other funds and other investment products and the fees paid in those instances, noting that Blackstone Advisors managed one other registered fund and other unregistered funds that invest in Asia. The Directors compared both the services rendered and the fees paid under the Management Agreement to the services rendered and fees paid by the other funds, and the Directors determined that the services and fees are comparable to those being offered to the other funds by Blackstone Advisors.

6. The profitability of Blackstone Advisors and its affiliates with respect to their relationship to the Fund. The Directors reviewed information regarding the profitability to Blackstone Advisors of its relationship with the Fund. The profitability analysis took into consideration fall-out benefits from Blackstone Advisors’

28

THE ASIA TIGERS FUND, INC.

Continuation of the Management Agreement (continued)

relationship with the Fund, including fees paid to Blackstone Advisors under the Management Agreement and under the Administration Agreement. The information provided to the Board indicated that, at the Fund’s current asset level, Blackstone Advisors’ relationship with the Fund is not profitable.

In considering whether to approve the continuation of the Management Agreement, the Board did not identify nor was any single factor determinative to the decision of the Board. The Board also separately considered the operational, administrative and other services provided to the Fund under the Administration Agreement between the Fund and Blackstone Advisors. The Independent Directors were satisfied with the services provided by Blackstone Advisors to the Fund and with the Fund’s investment performance and expense levels (including the advisory fees). On that basis, the Independent Directors determined that the continuation of the Management Agreement was in the best interests of the Fund and its stockholders.

29

THE ASIA TIGERS FUND, INC.

Annual Chief Executive Officer and Chief
Financial Officer Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the required annual certification, and the Fund has included the certifications of its Chief Executive Officer and Chief Financial Officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the Securities and Exchange Commission for the period of this report.

30

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers
(unaudited)

The business and affairs of The Asia Tigers Fund, Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

				Number of
				Portfolios
				in Fund
				Complex
		Term of		Overseen by	Other
		Office and	Principal	Director	Trusteeships/
	Position(s) Held	Length of	Occupation(s)	(including	Directorships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

DISINTERESTED DIRECTORS

Lawrence K. Becker 8039 Harbor View Terrace Brooklyn, NY 11209 Birth Year: 1955	Director and Member of the Audit and Nominating Committees, Class III	Since 2003	Private Investor, Real Estate Investment Management (July 2003-Present); Vice President – Controller/Treasurer, National Financial Partners (2000-2003); Managing Director – Controller/Treasurer, Oppenheimer Capital – PIMCO (1981-2000)	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage Advisers L.L.C. or its affiliates (“Advantage”)

Leslie H. Gelb The Council on Foreign Relations 58 East 68th Street New York, NY 10021 Birth Year: 1937	Director and Member of the Audit and Nominating Committees, Class I	Since 1994	President Emeritus, The Council on Foreign Relations (2003-Present); President, The Council on Foreign Relations (1993-2003); Columnist (1991-1993), Deputy Editorial Page Editor (1985-1990) and Editor, Op-Ed Page (1988-1990), The New York Times	2	Britannica.com; Director of 22 registered investment companies advised by Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates

Luis F. Rubio Jaime Balmes No. 11, D-2 Los Morales Polanco Mexico, D.F. 11510 Birth Year: 1955	Director and Member of the Audit and Nominating Committees, Class I	Since 1999	President, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (2002-Present); Director General, Centro de Investigacion para el Desarrollo, A.C. (Center of Research for Development) (1984-2002); frequent contributor of op-ed pieces to The Los Angeles Times and The Wall Street Journal	2	Member of Board of Trustees or Board of Managers of four registered investment companies advised by Advantage; Director of certain other private investment funds

Jeswald W. Salacuse The Fletcher School of Law & Diplomacy at Tufts University Medford, MA 02155 Birth Year: 1938	Director, Member of Audit Committee and Chairman of Nominating Committee, Class II	Since 1993	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law & Diplomacy (1986-Present); Dean, The Fletcher School of Law & Diplomacy, Tufts University (1986-1994)	2	Director of 22 registered investment companies advised by LMPFA and its affiliates

31

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers (continued)

Number of
Portfolios
in Fund
Complex
		Term of		Overseen by	Other
		Office and	Principal	Director	Trusteeships/
	Position(s) Held	Length of	Occupation(s)	(including	Directorships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

INTERESTED DIRECTORS

Prakash A. Melwani The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Birth Year: 1958	Director and President, Class III	Since 2005	Senior Managing Director, Private Equity Group, The Blackstone Group L.P. (May 2003-Present); Founder and Chief Investment Officer, Vestar Capital Partners (1998-2003)	2	Aspen Insurance Holdings Limited and Kosmos Energy Holdings

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Robert L. Friedman The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Birth Year: 1943	Chief Legal Officer and Vice President	Since 2005	Chief Administrative Officer and Chief Legal Officer, The Blackstone Group L.P. (2003-Present); Senior Managing Director, The Blackstone Group L.P. (1999-Present)	N/A	N/A

Joshua B. Rovine The Blackstone Group L.P. 345 Park Avenue New York, NY 10154 Birth Year: 1965	Secretary	Since 2005	Managing Director, Finance and Administration Group, The Blackstone Group L.P. (2003-Present); Partner, Sidley Austin Brown & Wood LLP (1994-2003)	N/A	N/A

Joseph M. Malangoni Blackstone Asia Advisors L.L.C. 53 State Street Boston, MA 02109 Birth Year: 1976	Treasurer and Vice President	Since 2007	Chief Financial Officer, Blackstone Asia Advisors L.L.C. (2007-Present); Controller and Chief Compliance Officer, Steadfast Financial LLC (2002-2007); Senior Associate, PricewaterhouseCoopers LLP (1998-2002).	N/A	N/A

32

THE ASIA TIGERS FUND, INC.

Information about Directors and Officers (continued)

Number of
Portfolios
in Fund
Complex
		Term of		Overseen by	Other
		Office and	Principal	Director	Trusteeships/
	Position(s) Held	Length of	Occupation(s)	(including	Directorships
Name, Address and Age	with Fund[1]	Time Served[1]	During Past 5 Years	the Fund)	Held by Director

Barbara F. Pires Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1952	Chief Compliance Officer and Vice President	Since 2005	Chief Compliance Officer and Principal, Blackstone Asia Advisors L.L.C. (2006-Present)
Consultant (2005-2006);
Chief Compliance Officer,
			The Asia Tigers Fund, Inc. and The India Fund, Inc. (2005-Present); Senior Vice President, Oppenheimer Asset Management, Inc. (1996-2005)	N/A	N/A

Punita Kumar-Sinha Blackstone Asia Advisors L.L.C. 345 Park Avenue New York, NY 10154 Birth Year: 1962	Portfolio Manager and Chief Investment Officer	Since 2005	Senior Managing Director,
			The Blackstone Group L.P. (2006-Present); Managing Director and Senior Portfolio Manager, Advantage Advisors, Inc., an affiliate of Oppenheimer & Co., Inc. (1997-2005); Portfolio Manager, The Asia Tigers Fund, Inc. (1999-Present) and The India Fund, Inc. (1997-Present)	N/A	N/A

[1]	The Fund’s Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I, Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2011, year 2009 and year 2010, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

33

THE ASIA TIGERS FUND, INC.

Dividends and Distributions (unaudited)

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by PNC Bank, National Association, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and

34

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund’s Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent’s fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

35

THE ASIA TIGERS FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (concluded)

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts, 01581.

36

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

37

THE ASIA TIGERS FUND, INC.

PRIVACY POLICY OF
BLACKSTONE ASIA ADVISORS L.L.C.

Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.

38

THE ASIA TIGERS FUND, INC.

Investment Manager:
Blackstone Asia Advisors L.L.C.,
an affiliate of The Blackstone Group L.P.

Administrator:
Blackstone Asia Advisors L.L.C.

Sub-Administrator:
PNC Global Investment
Servicing (U.S.) Inc.

Transfer Agent:
PNC Global Investment
Servicing (U.S.) Inc.

Custodian:
State Street Corporation

The Fund has adopted the Investment Manager’s proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-800-8933 or by visiting the Securities and Exchange Commission’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of its fiscal year on Form N-Q. You may obtain a copy of these filings by visiting the Securities and Exchange Commission’s website at www.sec.gov or its Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is sent to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Blackstone Asia
Advisors L.L.C.
The Asia Tigers Fund, Inc.
Annual Report
October 31, 2008
The Asia Tigers Fund, Inc.

Item 2. Code of Ethics.
(a)	As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	There have been no amendments during the period covered by this report to any provisions of the Code of Ethics.

(d)	The registrant has not granted any waivers during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

(e)	Not Applicable.

(f)	A copy of the registrant’s Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person without charge upon request to the registrant at its address at 345 Park Avenue, New York, NY 10154.
Item 3. Audit Committee Financial Expert.
The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is “independent.” Mr. Becker was elected as non-interested Director of the audit committee at a meeting of the board of directors held on October 23, 2003.
Item 4. Principal Accountant Fees and Services.
Audit Fees
(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $82,555 for 2008 and $79,000 for 2007.
Audit-Related Fees
(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.
Tax Fees
(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $46,195 for 2008 and $33,400 for 2007.
All Other Fees
(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2008 and $0 for 2007.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

THE ASIA TIGERS FUND, INC.
THE INDIA FUND, INC.
AUDIT COMMITTEE PRE-APPROVAL POLICIES
As amended on November 29, 2005
     The Audit Committee (the “Committee”) of each of The Asia Tigers Fund, Inc. and The India Fund, Inc. (each, a “Fund”) must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit (including audit-related) services, as required by law. In evaluating a proposed engagement by the Fund’s independent accountants, the Committee will evaluate the effect that the engagement might reasonably be expected to have on the accountant’s independence. That evaluation will be based on several factors, including:
•	a review of the nature of the professional services expected to be provided;

•	the fees to be charged in connection with the services expected to be provided;

•	a review of the safeguards put into place by the accounting firm to safeguard independence; and

•	periodic meetings with the accounting firm.
I. Policy for Audit and Non-Audit Services to be Provided to the Fund
     On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Fund and proposed audit fees and permitted non-audit services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this policy. The term of any pre-approval is twelve months from the date of pre-approval, unless the Committee specifically provides otherwise. The Committee may modify any pre-approval at its discretion. Fee levels for all services pre-approved under this policy will be established annually by the Committee.
     In addition to the Committee’s pre-approval of services pursuant to this policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will independently confirm that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission (the “SEC”).
     A. Audit Services
     The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

•	annual Fund financial statement audits (including applicable internal control reports);

•	seed audits (related to new product filings, as required);

•	semiannual financial statement reviews (if applicable); and

•	SEC and regulatory filings and consents issued in connection with any of the above;
     B. Audit-Related Services
     The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:
•	accounting consultations;

•	Fund merger support services;

•	agreed-upon procedure reports;

•	attestation reports;

•	SEC and regulatory filings and consents issued in connection with filings previously authorized by the Board of Directors;

•	comfort letters; and

•	internal control reports (other than issued pursuant to annual Fund financial statement audits).
     Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act of 1940, as amended (the “Investment Company Act”), to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
     C. Tax Services
     The following categories of tax and tax compliance services are considered to be consistent with the role of the Fund’s independent accountants, and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems the services to be consistent with the accounting firm’s independence:

•	federal, state and local income tax compliance as well as sales and use tax compliance;

•	timely “regulated investment company” qualification reviews;

•	tax distribution analysis and planning;

•	tax authority examination services;

•	tax appeals support services;

•	accounting methods studies;

•	Fund merger support services; and

•	other tax consulting services and related projects.
     Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $75,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
     C. Proscribed Services
     The Fund’s independent accountants will not render services in the following categories of non-audit services:
•	bookkeeping or other services related to the accounting records or financial statements of the Fund;

•	financial information systems design and implementation;

•	appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•	actuarial services;

•	internal audit outsourcing services;

•	management functions or human resources;

•	broker/dealer, investment adviser or investment banking services;

•	legal and other expert services unrelated to the audit; and

4

•	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

II.	Pre-Approval of Non-Audit Services Provided to Other Entities within the Investment Company Complex
     The Committee will pre-approve annually any permitted non-audit services to be provided to Blackstone Asia Advisors L.L.C. or any other investment manager to the Fund (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “ Investment Manager”) and any entity controlling, controlled by or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Funds), provided that, in each case, the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Service Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for the services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.
     The Committee will also receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to the Service Affiliates.
III. De Minimus Exception to Requirement of Pre-Approval of Non-Audit Services
     With respect to the provision of permitted non-audit services to a Fund or Service Affiliates, the pre-approval requirement is waived if each of the following requirements is met:
(1)	The aggregate amount of all non-approved permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which such services are provided and (ii) with respect to such services provided to Service Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Service Affiliates during the fiscal year in which such services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested director under the Investment Company Act to whom this responsibility has been delegated). Any approval by the Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.
(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
     (b) N/A
     (c) 100%
     (d) N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to Blackstone Asia Advisors L.L.C., the registrant’s investment adviser (not including any sub-adviser those role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2008 and $0 for 2007.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.
The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio and Jeswald W. Salacuse.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Proxy Voting Policies are attached herewith.

APPENDIX F
PROXY VOTING PROCEDURES:
BLACKSTONE ASIA ADVISORS, LLC

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INTRODUCTION
Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.
Blackstone Asia Advisors, LLC (the “Adviser”) is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.
When the Adviser has investment discretion over a client’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

CHAPTER 1
BOARD OF DIRECTORS
Voting on Director Nominees
In Uncontested Elections
These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.
In each analysis of an uncontested election of directors you should review:
(1)	Company performance

(2)	Composition of the board and key board committees

(3)	Attendance at board meetings

(4)	Corporate governance provisions and takeover activity
We may also consider:
(1)	Board decisions concerning executive compensation

(2)	Number of other board seats held by the nominee

(3)	Interlocking directorships
Vote Recommendation

It is our policy to vote IN FAVOR of the candidates proposed by the board.
We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.
Chairman and CEO are the same person
Shareholders may propose that different persons hold the positions of the chairman and the CEO.
We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors
Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.
Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements
     Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.
Vote Recommendation

Vote AGAINST proposals that require director stock ownership.

          Charitable Contributions
     Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.
Vote Recommendation

(Shareholders Proposals) Vote AGAINST proposals regarding charitable contribution.
     Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

     Director and Officer Indemnification And Liability Protection
These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.
When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.
Vote Recommendation

Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.
The following factors should be considered:
(A)	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

(B)	Attracting and retaining the most qualified directors enhances shareholder value.

          Size of the Board
Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.
Vote Recommendation

Vote FOR the board’s recommendation to increase or decrease the size of the board.
The following factors should be considered:
1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections
Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.
The following factors are considered:
1.	management’s track record

2.	background to the proxy contest

3.	qualifications of director nominees

          Term Of Office
This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.
Vote Recommendation

Vote AGAINST shareholder proposals to limit the tenure of outside directors.
The following factors should be considered:
1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

          Compensation Disclosure
These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.
Vote Recommendation

(shareholders policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.
The following factors should be considered:
1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2
AUDITORS

Ratifying Auditors
Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.
Vote Recommendation

Vote FOR proposal to ratify auditors.
The following factors should be considered:
1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.	Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.	If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

CHAPTER 3
TENDER OFFER DEFENSES

          Poison Pills
Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.
A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.
Vote Recommendation

Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

          Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.
Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.
Vote Recommendation

Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.
The following factors should be considered:
1.	While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

          Supermajority Vote
Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.
Vote Recommendations

Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.
The following factors should be considered:
1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4
MERGERS AND CORPORATE RESTRUCTURING

          Changing Corporate Name
This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.
Vote Recommendation

Vote FOR changing the corporate name.
The following factors should be considered:
1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

          Reincorporation
These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.
Vote Recommendation

Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.
The following factors should be considered:
1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5
PROXY CONTEST DEFENSES

          Board Structure: Staggered vs. Annual Elections
A company that has a classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one year and the entire board stands for election each year.
Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.
Vote Recommendations

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.
The following factors should be considered:
1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

          Cumulative Voting
Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.
Vote Recommendation

Vote AGAINST proposals that permit cumulative voting.
The following factors should be considered:
1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

          Shareholders’ Ability to Call Special Meeting
Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.
Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

          Shareholders’ Ability to Alter Size of the Board
Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.
Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.
Vote Recommendations

Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6
MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

          Confidential Voting
Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.
Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.
The following factors should be considered:
1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

          Shareholder Advisory Committees
These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.
Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.
The following factors should be considered:
1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

          Foreign Corporate Matters
These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).
Vote Recommendation

Vote FOR proposals that concern foreign companies incorporated outside of the United States.
The following factors should be considered:
1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

          Government Service List
This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.
Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.
Vote Recommendation

Vote AGAINST these proposals which request a list of employees having been employed by the government.
The following factors should be considered:
1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

CHAPTER 7
SOCIAL AND ENVIRONMENTAL ISSUES

          Energy and Environmental Issues
(CERES Principles)
CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.
Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.
The following factors should be considered:
1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

          Northern Ireland
(MacBride Principles)
It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.
In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.
Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.
The following factors should be considered:
1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Maquiladora Standards and
International Operations and Policies
Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.
The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.
Vote Recommendation

ABSTAIN from providing a Vote Recommendation on proposals regarding the Maquiladora Standards and international operating policies.
The following factors should be considered:
1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

          Equal Employment Opportunity
And Discrimination
In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.
Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.
The following factors should be considered:
1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

          Animal Rights
A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.
Vote Recommendation

REFRAIN from making Vote Recommendations on proposals regarding animal rights.
The following factors should be considered:
1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8
CAPITAL STRUCTURE

          Common Stock Authorization
The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.
However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.
Vote Recommendation

Vote Case-By-Case on proposals to increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.
The following factors should be considered:
1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

          Blank Check Preferred Stock
The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.
Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.
Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.
The following factors should be considered:
1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

          Preemptive Rights
These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.
Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.
The following factors should be considered:
1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends
Stock Splits
The corporation requests authorization for a stock split.
Vote Recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits
Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

          Adjustments to Par Value of Common Stock
The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.
The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.
Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.
The following factors should be considered:
1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings
The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.
Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring.
The following factors should be considered:
1.	Dilution — How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control — Will the transaction result in a change of control of the company?

3.	Bankruptcy — Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9
EXECUTIVE AND DIRECTOR COMPENSATION

          Director Compensation
Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.
Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.
The following factors should be considered:
1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

          Shareholder Proposal to Limit Executive and Director Pay
Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.
Vote Recommendation

Vote on a CASE-BY-CASE basis.
The following factors should be considered:
1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

          Employee Stock Ownership Plans (ESOPs)
These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.
Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:
1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:
1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

          Options Expensing
Shareholder proposal to expense options.
Vote Recommendation

It is our policy to vote FOR proposals to expense options.

          Golden Parachutes
Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.
Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.
Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.
The following factors should be considered:
1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

          Proposal to Ban Golden Parachutes
Based on the foregoing information:
Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

          Outside Directors’ Retirement Compensation
We believe that directors should only be compensated while serving the company.
Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation.

Vote FOR proposals that revoke outside directors’ retirement compensation.

CHAPTER 10
STATE OF INCORPORATION

          Control Share Acquisition Statutes
These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.
Vote Recommendation

Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.
The following factors should be considered:
1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

          Opt-Out of State Takeover Statutes
These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.
Vote Recommendation
Vote on a CASE-BY-CASE basis for these proposals.
The following factors should be considered:
1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations
Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11
CONFLICTS OF INTEREST

Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, its affiliates and its employees. Conflicts of interest may arise when:
1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser.

2.	A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.
If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:
1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals. Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont’d
3.	The Governance Committee may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:
a)	Obtain instructions from the client on how to vote.

b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case-by-case analysis.

c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12
GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee
The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Joseph Malangoni, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

     Proxy Managers
The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13
SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies
Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:
1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Blackstone may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser’s judgment the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case-by-case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in-person voting on a case-by-case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

CHAPTER 14
RECORD KEEPING

Record Keeping
Blackstone will maintain the following records:
1.	Copies of these policies

2.	A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.
The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Portfolio Manager
     The Fund is managed by Punita Kumar-Sinha, who has primary responsibility for the day-to-day implementation of the Fund’s investment strategies. Ms. Kumar-Sinha has been the portfolio manager for the Fund since 1999. Ms. Kumar- Sinha has been a Managing Director of Blackstone Asia Advisors L.L.C. (the “Investment Manager”) since December 2005. Prior to joining the Investment Manager, Ms. Kumar-Sinha was a Managing Director and Senior Portfolio Manager at Oppenheimer Asset Management Inc. and CIBC World Markets, where she was also the portfolio manager for the Fund. Prior to December 4, 2005, Advantage Advisers, a subsidiary of Oppenheimer Asset Management Inc., served as the Fund’s Investment Manager.
Other Accounts Managed by Portfolio Manager
     In addition to managing the Fund, Ms. Kumar-Sinha also is primarily responsible for the day-to-day portfolio management of one registered investment company, The India Fund, Inc., and one unregistered pooled investment vehicle. As of October 31, 2008, the total assets of The India Fund, Inc. were approximately $698,314,706, and the total assets of the unregistered pooled investment vehicle were approximately $53,223,108. Ms. Kumar-Sinha manages no other registered investment companies, pooled investment vehicles or accounts. None of the accounts managed by Ms. Kumar-Sinha have fees based on performance.
Portfolio Manager Compensation
     Ms. Kumar-Sinha’s overall compensation is determined by Blackstone’s Management Committee. Blackstone’s compensation structure is designed to pay competitive salaries to attract and retain top quality investment professionals. Ms. Kumar-Sinha’s compensation consists of two elements—base salary and bonus.
     Base Salary
     The base salary is generally a fixed amount. The base salary is reviewed annually and may be adjusted based on a variety of factors, including competitive market factors and the skill, experience and responsibilities of the individual. While investment performance is a factor in determining the portfolio manager’s compensation, it is not necessarily a decisive factor.
     Bonus
     Ms. Kumar-Sinha is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by the portfolio manager’s supervisor. These reviews and evaluations often take into account a variety of factors, including the effectiveness of the portfolio manager’s investment strategies, the performance of the accounts for which she serves as portfolio manager relative to any benchmark or benchmarks established for those accounts over the course of the year (currently the IFC Investable Index, the Dollex, the Bombay Stock Exchange 500 Index, the MSCI AC Asia Ex-Japan Index, the MSCI India Index and the MSCI AC Far East Ex-Japan Index), the amount of the Investment Manager’s total assets under management, the portfolio manager’s ability to work with colleagues and to supervise her investment staff and her overall contribution to the Investment Manager in achieving its business objectives.
Potential Conflicts of Interest
     Potential conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to one or more funds or accounts, as is the case for Ms. Kumar-Sinha. Ms. Kumar-Sinha’s simultaneous management of the Fund, another registered investment company and one other pooled investment vehicle may present actual or apparent conflicts of interest with respect to the allocation of Ms. Kumar-Sinha’s time and attention as well as with respect to the allocation of investment opportunities and aggregation of securities orders placed on behalf of these accounts. These accounts have, to varying degrees, overlapping investment objectives; all may invest in Indian securities, and both the Fund and the other pooled investment vehicle invest primarily in Asian securities. Potential conflicts may arise, for example, when there is a limited quantity of an investment that may be suitable for more than one of these accounts and the investment must be allocated between them. It is also possible that, in light of different objectives, benchmarks, industry and sector exposures and time horizons, the portfolio manager may take differing positions in the accounts. In the future, Ms. Kumar-Sinha may manage other funds or accounts that may also invest in the same or similar securities as the Fund, which may present similar or additional conflicts of interest.
     The Investment Manager believes that such potential conflicts are mitigated by the fact that the Investment Manager has adopted policies that address potential conflicts of interest, including strict adherence to investment objectives, policies and guidelines as well as best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In some cases, these procedures may affect the size of the position obtained or the price paid and may preclude some investment opportunities.

Portfolio Manager Securities Ownership
     As of October 31, 2008, Ms. Kumar-Sinha beneficially owned between $10,001 and $50,000 in the common stock of the Fund.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of Shares	(d) Maximum Number (or
	(a) Total Number of	(b) Average	(or Units) Purchased as Part	Approximate Dollar Value) of Shares
	Shares (or	Price Paid per	of Publicly Announced Plans	(or Units) that May Yet Be Purchased
Period	Units) Purchased	Share (or Unit)	or Programs	Under the Plans or Programs
05/01/08 to 05/31/08	None	None	None	None
06/01/08 to 06/30/08	None	None	None	None
07/01/08 to 07/31/08	222,271	$21.8932	222,271 (1)	None
08/01/08 to 08/31/08	None	None	None	None
09/01/08 to 09/30/08	None	None	None	None
10/01/08 to 10/31/08	None	None	None	None
Total	222,271	$21.8932	222,271 (1)

(1)	These shares were repurchased in connection with the Fund’s regular, semi-annual repurchase offer announced on June 20, 2008 that expired on July 11, 2008. In connection with this repurchase offer, the Fund offered to repurchase up to 222,271 shares of its common stock, an amount equal to 5% of its outstanding shares of common stock, for cash at a price approximately equal to the Fund’s net asset value as of July 18, 2008
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Asia Tigers Fund, Inc.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President (principal executive officer)
Date December 31, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Prakash A. Melwani

Prakash A. Melwani, President
(principal executive officer)
Date December 31, 2008

By (Signature and Title)*	/s/ Joseph Malangoni

Joseph Malangoni, Treasurer
(principal financial officer)
Date December 31, 2008

*	Print the name and title of each signing officer under his or her signature.